UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

Altus Midstream Company

(Exact name of registrant as specified in its charter)

Delaware	001-38048	81-4675947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Post Oak Central, 2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	ALTM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Altus Midstream Company (the “Company”), held on May 21, 2020, there were 74,929,305 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and 250,000,000 shares of the Company’s Class C common stock, par value $0.0001 per share (together with the Class A Common Stock, the “common stock”), eligible to vote, of which 309,585,637 shares, or 95.28 percent, were voted.

The matters voted upon, the number of votes cast for, against, or withheld, as applicable, as well as the number of abstentions and broker non-votes as to such matters, were as stated below:

•	The following nominees for directors were elected to serve one-year terms expiring at the 2021 annual meeting of stockholders, by a plurality of shares voted:

Nominee	For	Withheld	Broker Non-Votes
Mark Borer	288,476,078	2,208,418	18,901,141
Clay Bretches	272,793,836	17,890,660	18,901,141
Staci L. Burns	275,706,713	14,977,783	18,901,141
C. Doug Johnson	288,463,278	2,221,218	18,901,141
D. Mark Leland	288,088,648	2,595,848	18,901,141
Kevin S. McCarthy	275,735,774	14,948,722	18,901,141
Christopher J. Monk	275,678,174	15,006,322	18,901,141
Stephen P. Noe	275,705,874	14,978,622	18,901,141
Robert S. Purgason	271,750,935	18,933,561	18,901,141
Ben C. Rodgers	275,153,039	15,531,457	18,901,141
Jon W. Sauer	270,236,602	20,447,894	18,901,141

•	The appointment of Ernst & Young LLP as the Company’s independent auditor for fiscal year 2020 was ratified by the majority of shares voted:

For	Against	Abstentions	Broker Non-Votes
309,052,163	392,397	141,077	0

•

The issuance of shares of the Company’s Class A Common Stock, upon the exchange of certain preferred units issued by a subsidiary of the Company, in an aggregate amount equal to or exceeding 20% of the issued and outstanding Class A Common Stock was approved by the majority of shares voted:

For	Against	Abstentions	Broker Non-Votes
288,786,366	1,837,789	60,341	18,901,141

•

An amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of all outstanding shares of the Company’s common stock, by a ratio of one-for-twenty, was approved by the majority of shares voted:

For	Against	Abstentions	Broker Non-Votes
306,916,956	2,514,904	153,777	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTUS MIDSTREAM COMPANY

Date: May 22, 2020	/s/ Rajesh Sharma
Rajesh Sharma
Corporate Secretary